Emerging Markets Growth FundSM
Investment portfolio
March 31, 2019
unaudited
Common stocks 97.88% Asia-Pacific 72.96% China 30.05%	Shares	Value (000)
Alibaba Group Holding Ltd. (ADR)[1]	224,430	$ 40,947
Cansino Biologics Inc., Class H1	73,400	324
China Gas Holdings Ltd.	1,113,200	3,914
China Merchants Bank Co., Ltd., Class H	4,857,500	23,607
China Oilfield Services Ltd., Class H	10,958,000	11,838
China Overseas Land & Investment Ltd.	17,007,950	64,566
China Pacific Insurance (Group) Co., Ltd., Class H	1,175,981	4,614
China Resources Land Ltd.	10,955,181	49,124
China Tower Corp. Ltd., Class H1	31,420,000	7,285
CNOOC Ltd. (ADR)	19,400	3,604
Ctrip.com International, Ltd. (ADR)[1]	1,872,417	81,806
Gree Electric Appliances, Inc. of Zhuhai, Class A	389,900	2,739
Greentown Service Group Co., Ltd.	2,314,000	2,052
Huazhu Group Ltd. (ADR)	999,000	42,098
Hutchison China MediTech Ltd.	2,818	170
Hutchison China MediTech Ltd. (ADR)[1]	447,367	13,680
HUYA, Inc. (ADR)[1]	183,600	5,165
IMAX China Holding, Inc.	2,424,088	6,028
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,241,005	9,707
JD.com, Inc., Class A (ADR)	16,718	504
Jiangsu Hengrui Medicine Co., Ltd., Class A	6,330,853	61,630
Kweichow Moutai Co., Ltd., Class A	53,067	6,744
Longfor Group Holdings Ltd.	14,834,613	52,252
Midea Group Co., Ltd., Class A	1,100,416	7,979
Noah Holdings Ltd., Class A (ADR)[1]	475,200	23,028
Pinduoduo Inc. (ADR)	126,385	3,134
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,648,700	40,856
Shanghai Fosun Pharmaceutical (Group) Co., Ltd., Class H	6,851,594	24,744
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	3,185,800	6,940
Sun Art Retail Group Ltd.	1,863,000	1,816
Tencent Holdings Ltd.	1,475,800	67,868
		670,763
Hong Kong 9.51%
AIA Group Ltd.	6,612,400	65,830
BeiGene, Ltd. (ADR)[1]	306,500	40,458
Galaxy Entertainment Group Ltd.	6,704,000	45,647
Hong Kong Exchanges and Clearing Ltd.	357,200	12,450
Jardine Matheson Holdings Ltd.	8,700	543
MGM China Holdings, Ltd.	1,366,000	2,857
Minth Group Ltd.	2,037,369	6,411
NagaCorp Ltd.	6,814,000	9,531
Sands China Ltd.	1,116,400	5,610
Emerging Markets Growth Fund — Page 1 of 10

unaudited
Common stocks (continued) Asia-Pacific (continued) Hong Kong (continued)	Shares	Value (000)
Wynn Macau, Ltd.	6,885,829	$ 16,228
Xin Point Holdings Ltd.	17,775,000	6,838
		212,403
India 11.53%
Bharti Airtel Ltd.	3,368,497	16,197
City Union Bank Ltd.	308,205	911
Colgate-Palmolive (India) Ltd.	113,250	2,057
CRISIL Ltd.	33,319	703
Godrej Consumer Products Ltd.	1,317,790	13,050
HDFC Asset Management Co., Ltd.	165	4
HDFC Bank Ltd.	937,472	31,381
HDFC Bank Ltd. (ADR)	231,600	26,845
Housing Development Finance Corp. Ltd.	758,723	21,557
ICICI Bank Ltd.	3,903,229	22,566
ICICI Bank Ltd. (ADR)	1,817,470	20,828
IndusInd Bank Ltd.	930,745	23,915
Info Edge (India) Ltd.	429,888	11,434
ITC Ltd.	631,861	2,711
Kotak Mahindra Bank Ltd.	961,714	18,526
Maruti Suzuki India Ltd.	47,028	4,530
Nestlé India Ltd.	14,844	2,349
Oracle Financial Services Software Ltd.	9,803	479
Piramal Enterprises Ltd.	112,175	4,474
Quess Corp Ltd.	268,972	2,899
Tata Steel Ltd.	1,067,166	8,026
TeamLease Services Ltd.	384,017	16,775
United Spirits Ltd.[1]	640,771	5,123
		257,340
Indonesia 5.78%
Astra International Tbk PT	60,763,100	31,256
Bank Central Asia Tbk PT	11,340,800	22,100
Bank Mandiri (Persero) Tbk PT, Series B	18,293,708	9,571
Bank Rakyat Indonesia (Persero) Tbk PT	50,856,000	14,714
Elang Mahkota Teknologi Tbk PT	44,422,400	24,957
Indocement Tunggal Prakarsa Tbk PT	1,231,100	1,893
Matahari Department Store Tbk PT	22,043,700	6,331
PT Surya Citra Media Tbk	98,449,600	11,442
Semen Indonesia (Persero) Tbk PT	6,903,500	6,763
		129,027
Philippines 2.75%
Ayala Corp.	599,340	10,729
Bank of the Philippine Islands	2,601,847	4,172
Bloomberry Resorts Corp.	100,486,500	22,964
International Container Terminal Services, Inc.	9,483,408	23,605
		61,470
Singapore 0.59%
Yoma Strategic Holdings Ltd.	53,677,805	13,070
Emerging Markets Growth Fund — Page 2 of 10

unaudited
Common stocks (continued) Asia-Pacific (continued) South Korea 4.83%	Shares	Value (000)
Hugel, Inc.[1]	11,830	$ 3,940
Hyundai Motor Co.	101,337	10,668
NAVER Corp.	2,415	264
Samsung Electronics Co., Ltd.	1,881,903	74,026
Samsung Electronics Co., Ltd. (GDR)[2]	18,002	17,660
Samsung Electronics Co., Ltd., nonvoting preferred	42,300	1,351
		107,909
Taiwan 5.89%
CTCI Corp. (Taiwan)	4,363,100	6,795
Delta Electronics, Inc.	51,521	266
E.SUN Financial Holding Co., Ltd.	243,307	187
Gourmet Master Co., Ltd.	344,000	2,288
MediaTek Inc.	2,710,000	24,840
Taiwan Semiconductor Manufacturing Co., Ltd.	11,724,094	93,388
Vanguard International Semiconductor Corp.	1,718,000	3,707
		131,471
Thailand 0.09%
TISCO Financial Group PCL, foreign registered	706,200	1,964
Vietnam 1.94%
Masan Group Corp.[1]	3,231,980	11,742
Vinhomes JSC[1]	8,018,825	31,620
		43,362
Total Asia-Pacific		1,628,779
Latin America 9.21% Argentina 0.46%
Loma Negra Compania Industrial Argentina SA (ADR)[1]	931,379	10,198
Brazil 5.24%
CCR SA, ordinary nominative	5,046,389	15,131
Centro de Imagem Diagnosticos SA	3,301,200	12,242
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	1,764,490	6,264
Cyrela Brazil Realty SA, ordinary nominative	3,592,000	14,926
ENGIE Brasil Energia SA, ordinary nominative (ADR)	6	— [3]
Estre Ambiental Inc.[2,4,5]	739,920	959
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR) (Brazil)[1]	714,800	9,328
Hypera SA, ordinary nominative	1,684,617	11,144
Lojas Americanas SA, ordinary nominative	1,108,477	3,743
Lojas Americanas SA, preferred nominative	1,852,000	7,932
Nexa Resources SA	766,900	9,548
OdontoPrev SA, ordinary nominative	147,200	617
Omega Geracao SA	813,500	4,052
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	177,300	2,823
Petróleo Brasileiro SA (Petrobras), preferred nominative	1,008,100	7,225
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	400,100	5,721
Vale SA, ordinary nominative	212,146	2,760
Vale SA, ordinary nominative (ADR)	198,623	2,594
		117,009
Emerging Markets Growth Fund — Page 3 of 10

unaudited
Common stocks (continued) Latin America (continued) Chile 0.33%	Shares	Value (000)
Enel Américas SA	385,191	$ 69
Enel Américas SA (ADR)	811,691	7,248
		7,317
Mexico 1.97%
América Móvil, SAB de CV, Series L (ADR)	2,311,235	33,004
Banco del Bajio, SA	3,089,800	6,138
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A	108,916	93
Fibra Uno Administración, SA de CV REIT	1,123,934	1,553
Fomento Económico Mexicano, SAB de CV	350,600	3,236
		44,024
Peru 1.21%
Credicorp Ltd.	113,128	27,145
Total Latin America		205,693
Eastern Europe and Middle East 8.11% Hungary 0.19%
Wizz Air Holdings PLC[1]	106,929	4,192
Kingdom of Saudi Arabia 0.04%
Al Rajhi Banking and Investment Corp., non-registered shares	31,000	881
Romania 0.14%
OMV Petrom SA	36,484,776	3,060
Russian Federation 5.56%
Aeroflot - Russian Airlines PJSC	3,862,058	5,668
Alrosa PJSC	14,961,808	21,074
Baring Vostok Capital Fund IV Supplemental Fund, LP1,4,5,6	42,979,418	17,811
Baring Vostok Private Equity Fund IV, LP1,4,5,6	23,413,944	9,920
Detsky Mir PJSC	1,317,840	1,785
Globaltrans Investment PLC (GDR)	22,701	242
Moscow Exchange MICEX-RTS PJSC	7,331,547	10,202
New Century Capital Partners, LP [1,4,5,6]	5,247,900	382
Rosneft Oil Co. PJSC (GDR)	732,700	4,601
Sberbank of Russia PJSC	2,419,579	7,907
Sberbank of Russia PJSC (ADR)	2,096,600	27,801
TCS Group Holding PLC[2]	412,900	7,325
Yandex NV, Class A1	275,035	9,445
		124,163
Slovenia 0.49%
Nova Ljubljanska banka dd (GDR)[1]	803,200	10,992
Turkey 1.21%
Akbank TAS[1]	23,730,163	26,899
Aktas Elektrik Ticaret AS1,4,5	4,273	— [3]
		26,899
Emerging Markets Growth Fund — Page 4 of 10

unaudited
Common stocks (continued) Eastern Europe and Middle East (continued) United Arab Emirates 0.48%	Shares	Value (000)
DP World PLC	477,955	$ 7,647
First Abu Dhabi Bank PJSC, non-registered shares	748,381	3,109
		10,756
Total Eastern Europe and Middle East		180,943
Other markets 4.38% Australia 0.15%
Newcrest Mining Ltd.	20,352	369
Oil Search Ltd.	550,962	3,071
		3,440
Denmark 1.46%
Carlsberg A/S, Class B	260,932	32,588
France 0.04%
Edenred SA	19,512	888
Norway 0.05%
Borr Drilling Ltd.	126,738	391
BW LPG Ltd.[1]	189,943	663
		1,054
United Kingdom 0.49%
British American Tobacco PLC	33,200	1,381
PZ Cussons PLC	975,720	2,493
Sedibelo Platinum Mines Ltd.[1,4,5]	17,665,800	7,131
		11,005
United States 2.19%
Capital International Private Equity Fund IV, LP1,4,5,6,7	50,842,740	132
Ensco PLC, Class A	1,085,700	4,267
MercadoLibre, Inc.[1]	76,408	38,795
Samsonite International SA	1,758,046	5,632
		48,826
Total Other markets		97,801
Africa 3.22% South Africa 3.22%
AngloGold Ashanti Ltd.	25,920	344
Dis-Chem Pharmacies Ltd.	1,436,079	2,413
Discovery Ltd.	1,798,221	17,049
JSE Ltd.	1,165,665	10,675
Mr Price Group Ltd.	50,562	664
MultiChoice Group Ltd.[1]	99,821	835
Naspers Ltd., Class N	99,821	23,052
Shoprite Holdings Ltd.	1,297,406	14,262
Telkom SA SOC Ltd.[1]	518,031	2,618
Total Africa		71,912
Total common stocks (cost: $1,634,824,000)		2,185,128
Emerging Markets Growth Fund — Page 5 of 10

unaudited
Convertible stocks 0.11% Asia-Pacific 0.11% India 0.11%	Shares	Value (000)
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[4]	1,492	$ 2,337
Total convertible stocks (cost: $2,472,000)		2,337
Convertible bonds 0.00% Asia-Pacific 0.00% China 0.00%	Principal amount (000)
Fu Ji Food and Catering Services Holdings Ltd., convertible notes, 0% 2020[4,5,8]	CNY97,700	— [3]
Total convertible bonds (cost: $0)		— [3]
Short-term securities 0.93% Money market investments 0.93%	Shares
Capital Group Central Cash Fund	207,580	20,754
Total investment securities 98.92% (cost: $1,658,052,000)		2,208,219
Other assets less liabilities 1.08%		24,184
Net assets 100.00%		2,232,403
Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the nine months ended March 31, 2019, appear below.
	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2019 (000)
Common stocks 0.00%
Other markets 0.00%
Netherlands 0.00%
International Hospital Corp. Holding NV, Class A1,9	609,873	—	609,873	—	$ (7,281)	$ 7,608	$ —	$ —
United States 0.00%
Capital International Private Equity Fund IV, LP1,4,5,6	50,842,740	—	—	50,842,740	—	(56)	—	132
								132
Convertible stocks 0.00%
Other markets 0.00%
Netherlands 0.00%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,9]	622,354	—	622,354	—	(2,759)	3,093	—	—
Total 0.00%					$(10,040)	$10,645	$—	$132
Emerging Markets Growth Fund — Page 6 of 10

unaudited
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $21,200,000, which represented .95% of the net assets of the fund.
[3]	Amount less than one thousand.
[4]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $38,672,000, which represented 1.73% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Represents an affiliated company as defined under the Investment Company Act of 1940. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Unaffiliated issuer at 3/31/2019.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007-1/8/2019	$ 35,988	$ 17,811.80%
Baring Vostok Private Equity Fund IV, LP	4/25/2007-2/15/2019	17,651	9,920.44
New Century Capital Partners, LP	12/7/1995	—	382.02
Capital International Private Equity Fund IV, LP (USA)	3/29/2005	7,098	132.01
Total private placement securities		$ 60,737	$ 28,245	1.27%
Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Emerging Markets Growth Fund — Page 7 of 10

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. As of March 31, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $152,181,000.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2019 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$ 1,628,779	$ —	$ —	$ 1,628,779
Latin America	204,734	—	959	205,693
Eastern Europe and Middle East	152,830	—	28,113	180,943
Other markets	90,538	—	7,263	97,801
Africa	71,912	—	—	71,912
Convertible stocks	—	2,337	—	2,337
Convertible bonds	—	—	—*	—*
Short-term securities	20,754	—	—	20,754
Total	$2,169,547	$2,337	$36,335	$2,208,219
*	Amount less than one thousand.
Emerging Markets Growth Fund — Page 8 of 10

unaudited
The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the nine months ended March 31, 2019 (dollars in thousands):
	Beginning value at 7/1/2018	Transfers into Level 3†	Purchases	Sales	Net realized gain (loss)	Unrealized (depreciation) appreciation	Transfers out of Level 3†	Ending value at 3/31/2019
Private equity funds	$ 32,620	$ —	$ 4,779	$ —	$ —	$ (9,154)	$ —	$ 28,245
Other securities	11,535	13,782	1,253	—	—	(10,161)	(8,319)	8,090
Total	$44,155	$13,782	$6,032	$—	$—	$(19,315)	$(8,319)	$ 36,335
Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2019								$(16,684)
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.
The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of March 31, 2019.
The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities
(dollars in thousands):
	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$28,245	$2,419	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%
*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

Key to abbreviations
ADR = American Depositary Receipts
CNY = Chinese yuan renminbi
GDR = Global Depositary Receipts
Emerging Markets Growth Fund — Page 9 of 10

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
© 2019 Capital Group. All rights reserved.
MFGEFPX-015-0519O-S74435	Emerging Markets Growth Fund — Page 10 of 10